INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INCOME TAXES
Income (loss) before income taxes	$ (640,501)	$ (2,086,303)
Expected recovery at statutory tax rate	134,505	438,124
Non-deductible stock-based compensation	0	(284,319)
Increase in valuation allowance	(134,505)	(153,805)
Provision for Income Taxes	$ 0	$ 0